UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2007

U.S. HOME SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-18291	75-2922239
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

405 State Highway 121 Bypass, Building A, Suite 250 Lewisville, Texas	75067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 488-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On May 14, 2007, U.S. Home Systems, Inc. (the “Company”) received an unsolicited and non-binding letter of interest from management of First Consumer Credit, Inc., its consumer finance subsidiary, to acquire the finance business. Among other items, completion of the transaction is subject to securing financing for the transaction, approval of the Company’s board of directors and entry into a definitive agreement.

Provided management of First Consumer Credit obtains the necessary financing and our board of directors approves the transaction, we expect the transaction will be completed within 90 days.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated May 14, 2007 reporting that management of the Company’s consumer finance subsidiary has expressed an interest in acquiring the finance unit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on the 14th day of May, 2007 on its behalf by the undersigned, thereto duly authorized.

U.S. HOME SYSTEMS, INC.

By:	/s/ Murray H. Gross
Murray H. Gross
Chairman and Chief Executive Officer

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INDEX OF EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release dated May 14, 2007 reporting that management of the Company’s consumer finance subsidiary has expressed an interest in acquiring the finance unit.

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